4333 Edgewood Road NE
Cedar Rapids, IA 52499
January 7, 2009
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:	ML of New York Variable Annuity Separate Account D ML of New York IRA Annuity — Registration No. 333-98283 ML of New York Investor Choice – IRA Series – Registration No. 333-119797
Commissioners:
ML Life Insurance Company of New York (the “Company”), on behalf of Registrant, has sent or will send to contract owners the annual reports for the period ended October 31, 2008, for the following underlying mutual funds (“Funds”) in which Registrant invests:
Annual Report Mailings:
AIM Equity Funds — AIM Constellation Fund; SEC File No.: 811-01424
AIM Charter Fund; SEC File No.: 811-01424
AllianceBernstein Growth and Income Fund, Inc.; SEC File No.: 811-00126
American Century Ultra Fund; SEC File No.: 811-00816
BlackRock Global Allocation Fund, Inc.; SEC File No.: 811-05576
BlackRock Large Cap Core Fund; SEC File No.: 811-09637
BlackRock Large Cap Growth Fund; SEC File No.: 811-09637
BlackRock Large Cap Value Fund; SEC File No.: 811-09637
Eaton Vance Floating Rate Fund; SEC File No.: 811-04015
Eaton Vance Large Cap Value Fund, SEC File No.: 811-04015
Fidelity Advisor Series VIII-Advisor Overseas Fund; SEC File No.: 811-03010
Federated Capital Appreciation Fund; SEC File No.: 811-04017
Federated Kaufmann Fund; SEC File No.: 811-04017
Lord Abbett Affiliated Fund, Inc.; SEC File No.: 811-00005
Oppenheimer Quest for Value Funds — Opportunity Fund; SEC File No.: 811-05225
Pioneer High Yield Fund; SEC File No.: 811-09685
The Putnam Fund for Growth and Income; SEC File No.: 811-00781
Transamerica Convertible Securities Fund; SEC File No.: 811-04556
Transamerica Equity Fund; SEC File No.: 811-04556
Transamerica Growth Opportunities Fund; SEC File No.: 811-04556
Transamerica Small/Mid Cap Value Fund; SEC File No.: 811-04556

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.
The Company understands that the Funds have filed or will file their annual reports with the Commission under separate cover.
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Please direct any question or comment regarding the enclosed to the undersigned at (800) 346-3677, extension 8121.
Very truly yours,
    /s/ Darin Smith
Darin Smith
General Counsel